Registration No. 333-






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         FactSet Research Systems Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                                       13-3362547
(State or other jurisdiction           (I.R.S. Employer Identification No.)
of incorporation or organization)

                               One Greenwich Plaza
                          Greenwich, Connecticut 06830
                                 (203) 863-1500
              (Address of Principal Executive Offices) (Zip Code)

  The FactSet Research Systems Inc. 2001 Employee Stock Purchase Plan
                            (Full title of the plan)

                                 Ernest S. Wong
          Senior Vice President, Chief Financial Officer and Secretary
                         FactSet Research Systems Inc.
                               One Greenwich Plaza
                          Greenwich, Connecticut 06830
                    (Name and address of agent for service)
                                 (203) 863-1500
         (Telephone number, including area code, of agent for service)



                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

  Title of      Amount to be  Proposed maximum   Proposed maximum    Amount of
securities to    registered    offering price   aggregate offering  registration
be registered                   per share (1)        price(1)           fee
--------------------------------------------------------------------------------

Common Stock,
par value
$.01 per share  500,000(1)    29.32(2)          14,660,000          3,665
-------------------------------------------------------------------------------

(1) Pursuant to Rule 416c under the securities Act of 1933, as amended (the "Securities Act"), this Registration Statement covers an indeterminate number of interests to be offered or sold pursuant to the FactSet Research Systems Employee Stock Purchase Plan (the "Plan").

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h). The fee is calculated on the basis of the average of the high and low prices for the Registrant's Common Stock reported on the New York Stock Exchange on March 28, 2001.

PART I INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1. Plan Information.

Refer to Exhibit 4.5 on page 3.

Item 2. Registrant Information and Employee Plan Annual Information.

Not required to be filed with the Commission.

PART II INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

The following documents filed with the Commission by FactSet Research Systems Inc. (the "Company") are incorporated herein by reference as of their respective dates:

(a) FactSet Research Systems Inc. Annual Report on Form 10-K for the fiscal year ended August 31, 2000 (and the documents incorporated by reference therein).

(b) FactSet Research Systems Inc. Quarterly Report on Form 10-Q for the quarters ended November 30, 2000 (and the documents incorporated by reference therein).

(c) FactSet Research Systems Inc. Proxy Statement on Form 14A filed with the Commission on November 22, 2000 (and the documents incorporated by reference therein).

(d) FactSet Research Systems Inc. Registration Statement on Form S-1 (File No. 333-04238), filed with the Commission on June 26, 1996, containing a description of the Common Stock.

All documents subsequently filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date hereof and prior to the filing of a post-effective amendment, which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference and to be part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

The Company will provide without charge to each person to whom a copy of this Registration Statement is delivered, upon the written or oral request of such person, a copy of any or all of the documents incorporated by reference (except for exhibits thereto unless specifically incorporated by reference therein). Requests for such copies should be directed to the Chief Financial Officer, FactSet Research Systems Inc., One Greenwich Plaza, Greenwich, Connecticut 06830,(203)863-1500.

Item 4. Description of Securities.

The class of securities to be offered, pursuant to this registration statement, have been registered under Section 12 of the Exchange Act. See Item 3 - Incorporation of Documents by Reference.

Item 5. Interest of Named Experts and Counsel.

The validity of the Common Stock offered hereby has been passed upon by White & Case LLP. See Exhibit 5.

Item 6. Indemnification of Directors and Officers.

Information   relating  to   indemnification   of  directors   and  officers  is
incorporated by reference herein from Item 14 of the Company's Registration Statement on Form S-1 (No. 333-04238).

Item 7. Exemption from Registration Claimed.

Not applicable.

Item 8. Exhibits.

Exhibit
Number    Description

4.1 Restated Certificate of Incorporation (filed as Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-04238) filed with the Commission on June 5, 1996).*

4.2 By-laws(filed as Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q for the first quarter of fiscal year 1999).*

4.3 Description of the Company's Common Stock incorporated by reference to the Company's Registration Statement on Form S-1
         (File No. 333-04238) filed with the Commission on June 26, 1996.*

4.4 Form of Security Common Stock (filed as Exhibit 4.1 to the Company's Registration Statement on Form S-1 (File No. 333-04238) filed with the Commission on June 26, 1996).*

4.5 FactSet Research Systems Inc. 2001 Employee Stock Purchase Plan (filed as Appendix B to the Company's Proxy Statement on Form 14A filed with the Commission on November 22, 2000).*

5         Opinion of White & Case LLP.

23.1      Consent of PricewaterhouseCoopers LLP.

23.2      Consent of White & Case LLP (included in Exhibit 5).

24        Powers of Attorney (contained on signature page).

---------------------------
*Incorporated by reference.

Item 9. Undertakings.

(a) The undersigned registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        (2) That,  for the  purpose  of  determining  any  liability  under  the
Securities Act of 1933, as amended (the "Securities Act"), each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for the purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore,unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on the Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned,thereunto duly authorized in the City of Greenwich, State of Connecticut, on this th day of March, 2001.

                                   FACTSET RESEARCH SYSTEMS INC.
                                   by /s/ Ernest S. Wong
                                     -----------------------------
                                     Ernest S. Wong
                                     Senior Vice President, Chief Financial
                                     Officer and Secretary


Each person whose signature appears below appoints Ernest S. Wong, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and anything appropriate or necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    Signature                         Title                          Date

                              Chairman of the Board of           March 29, 2001
/s/ Philip A. Hadley          Directors and Chief
------------------------      Executive Officer
Philip A. Hadley

/s/ Charles J. Snyder         Vice Chairman of the Board         March 29, 2001
------------------------      of Directors
Charles J. Snyder

/s/ Michael F. DiChristina    President Chief Operating          March 29, 2001
------------------------      Officer and Director
Michael F. DiChristina

/s/ Ernest S. Wong            Senior Vice President, Chief       March 29, 2001
------------------------      Financial Officer and Secretary
Ernest S. Wong

/s/ Scott A. Billeadeau       Director                           March 29, 2001
------------------------
Scott A. Billeadeau

/s/John D. Connolly           Director                           March 29, 2001
------------------------
John D. Connolly

/s/ Joseph E. Laird, Jr.      Director                           March 29, 2001
------------------------
Joseph E. Laird, Jr.

/s/ John C. Mickle            Director                           March 29, 2001
------------------------
John C. Mickle

/s/ Walter F. Siebecker       Director                           March 29, 2001
------------------------
Walter F. Siebecker

/s/ Howard E. Wille           Director                           March 29, 2001
------------------------
Howard E. Wille

                                  EXHIBIT INDEX

Exhibit
Number         Description

4.1 Restated Certificate of Incorporation (filed as Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No.333-04238) filed with the Commission on June 5, 1996).*

4.2 By-laws (filed as Exhibit 3.2 to the Company's Quarterly report on Form 10-Q for the first quarter fiscal year 1999).*

4.3 Description of the Company's Common Stock incorporated by reference to the Company's Registration Statement on Form S-1 (File No. 333-04238)filed with the Commission on June 26, 1996.*

4.4 Form of Common Stock (filed as Exhibit 4.1 to the Company's Registration Statement on Form S-1 (File No. 333-04238)filed with the Commission on June 26, 1996).*

4.5 FactSet Research Systems Inc. 2001 Employee Stock Purchase Plan (filed as Appendix B to the Company's Proxy Statement on Form 14A filed with the Commission on November 22, 2000).*

5              Opinion of White & Case LLP.

23.1           Consent of PricewaterhouseCoopers LLP.

23.2           Consent of White & Case LLP (included in Exhibit 5).

24             Powers of Attorney (contained on signature page).

---------------
* Incorporated by reference.

                                                                      EXHIBIT 5


                                 [Letterhead of]

                                WHITE & CASE LLP



March 27, 2001


FactSet Research Systems Inc.
One Greenwich Plaza
Greenwich, CT  06830

Re:      FactSet Research Systems Inc.
         500,000 shares of Common Stock


Dear Sirs:

         We are familiar with the proceedings taken and proposed to be taken by FactSet Research Systems Inc., a Delaware corporation (the "Company"), in connection with the registration, pursuant to the Registration Statement on Form S-8 (the "Registration Statement") to be filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, of 500,000 shares of its Common Stock, $.01 par value (the "Common Stock"), that may be issued from time to time pursuant to the Company's 2001 Employees Stock Plan (the "Plan").

         We have examined such documents, certificates, records, authorizations and proceedings and have made such investigations as we have deemed necessary or appropriate in order to give the opinion expressed herein. In such examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as copies. In addition, we have relied, to the extent we deem such reliance proper, upon such certificates of officers of the Company with respect to the accuracy of material factual matters contained therein which were not independently established.

         Based on the foregoing, it is our opinion that the 500,000 shares of Common Stock referred to above have been duly authorized by the Company and, when issued and paid for as described in the Plan, will be validly issued, fully paid and nonassessable shares of Common Stock of the Company.

         We hereby consent to the filing of this opinion as an exhibit to the above-referenced Registration Statement.



                                   Very truly yours,

                                   /s/ White & Case LLP

FactSet Research Systems Inc.
One Greenwich Plaza
Greenwich, CT 06830

                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 11, 2000 relating to the financial statements, which appears on page 40 of the 2000 Annual Report to Shareholders of FactSet Research Systems Inc., which is incorporated by reference in FactSet Research Systems Inc.'s Annual Report on Form 10-K for the year ended August 31, 2000.


/s/ PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

New York, New York
March 27, 2001